UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2005

LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05099	59-0995081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 – 72nd Street North, St. Petersburg, Florida	33710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 345-9371

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Non Regulation FD Filing

This Form 8-K is being filed for reasons other than those that would require a filing under Regulation FD.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Norman J. Marcus, M.D., a director of Life Sciences, Inc. since June 2000, resigned on December 3, 2005. Dr. Marcus’ resignation was not prompted by a disagreement with Life Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2005.

LIFE SCIENCES, INC.

By:	/s/ SIMON SRYBNIK
Simon Srybnik, Chairman, CEO
and President